(212) 574-1223

June 6, 2005

Max A. Webb, Esq. Securities and Exchange Commission Division of Corporation Finance 450 Fifth Street, N.W. Washington, D.C. 20549-0305

Re:                 Eagle Bulk Shipping Inc.
Registration Statement on Form S-1
Amendment No. 3
Filed June 6, 2005
File No. 333-123817

Dear Mr. Webb:

Eagle Bulk Shipping Inc. (the “Company”), has filed today via EDGAR Amendment No. 3 to the Registration Statement on Form S-1 (“Amendment No. 3”) under the Securities Act of 1933, as amended, in connection with a proposed initial public offering of common stock by the Company (the “Offering”).

On behalf of the Company, we enclose 10 courtesy copies of Amendment No. 3, five of which have been marked to show the changes from Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 17, 2005 (“Amendment No. 2”).

By letter dated May 3, 2005 (the “Comment Letter”), the staff of the Securities and Exchange Commission (the “Staff”) provided the Company with its comments on the Company’s initial Registration Statement on Form S-1, filed on April 4, 2005.  Amendment No. 1 to the Registration Statement, filed on April 5, 2005, was an exhibits-only filing.

By letter dated May 31, 2005 (the “Second Comment Letter”), the Staff provided comments to Amendment No. 2.  Amendment No. 3 amends the Registration Statement in response to the Staff’s Second Comment Letter.

 The following numbered paragraphs correspond to the numbered paragraphs of the Comment Letter.  References to page numbers in the responses below are to page numbers in the Initial Registration Statement.

Corporate Structure

1.                                      We note from your disclosure that Kelso Affiliates directly controls 92.6% of Eagle Ventures LLC which in turn owns 100% of the Company’s common shares.  Please disclose the nature of this control relationship in the notes to the Company’s audited financial statements.  Also, if this control relationship will continue to exist following completion of your offering as disclosed on page 20, please also disclose this in the notes to your financial statements.  Refer to the requirements of paragraph 2 of SFAS No. 57.

The Company has disclosed the control relationship with Eagle Ventures LLC in Notes 1 and 10 to the Financial Statements.

Company Specific Risk Factors

2.                                      Add a risk factor to addresses your being a “controlled company” within the meaning of the Nasdaq National Market rules and the resulting impact on the independence of your board of directors.

The Company has included a risk factor on page 16 that addresses its status as a “controlled company” and the impact of that status not only on the Board’s independence, but also on other Nasdaq corporate governance requirements.

We cannot assure you that our board of directors will declare dividends

3.                                      Revise your disclosure here and in your discussion of “Dividend Policy” on pages 5 and 25 to address that you will not be permitted to pay dividends if there is a default or a breach of a loan covenant or if the payment of dividends would result in a default or breach of a loan covenant and include a cross-reference to the more detailed discussion of this limitation.  Also, disclose, if true, that you have paid no dividends to date and have incurred losses for your reported period of results.

The Company has clarified in the risk factor and under “Dividend Policy” that it is prohibited from paying dividends if there is a default or breach of a loan covenant and has added a cross reference to “New Credit Facility”.  The Company did not operate during the reported period of results, as its first vessel was not delivered until April 2005.

Use of Proceeds

4.                                       Add a cross-reference at the end of the second paragraph to refer to “Certain Relationships and Related Party Transactions.”

The Company has added a cross-reference at the end of the second paragraph to “Certain Relationships and Related Party Transactions”.

Management’s Discussion and Analysis of Financial Conditions and Results of Operations

Lack of Historical Operating Data for Vessel Before their Acquisition

5.                                       We note from your response to our prior comment 1 and your revised disclosure that you have acquired some vessels with time charters.  In this regard, please tell us if you will separately record as identifiable assets the time charters that were acquired in connection with the purchases of each of your vessels.  Provide a substantive analysis to support your accounting.

The Company advises the Staff that it will separately record as identifiable assets or deferred revenue the fair value of the time charters that were in place and are assumed at the time of the acquisition of vessels.

The Company does not believe that there are any intangible assets acquired as part of the vessel acquisitions as the time charters are typically not renewed and customers have multiple choices to provide shipping services.  Generally, contract renewal rates are not negotiated as part of the initial charter contract.  Consequently, they are not taken into account in the valuation of related liabilities or assets.  Charter renewals are not reasonably assured.  A contract is arranged with a charterer for a specified period of time, reflecting the time that the charterer will require the vessel.  Therefore, it is likely that at the end of the contract, the charterer will not seek to renew the charter, and the Company will locate a new charter.  The charters do not have any unique characteristics that have value.

In addition, the Company is not reliant upon the existing charterer to earn continued income from the vessel, since the shipping market is large, and there are many alternative charterers to charter vessels.  Accordingly, the Company does not have to rely on the existing charterer.

The principal factors in determining time charter rates for handymax drybulk carriers, aside from prevailing and perceived future market conditions, are carrying capacity measured in deadweight tonnes (dwt), age, the reputation for quality of the shipyard that built the vessel, and the lifting capacity of the vessel’s cranes and the vessels speed and fuel consumption.  Charter rates are also determined by many other factors, such as the supply of and demand for different classes of ships, and the perceived need by the time charterer for tonnage of a given period of time.

Ten of the Company’s eleven vessels were built at quality Japanese shipyards; and eleventh vessel was built at a quality Korean shipyard.  Seven of the Company’s vessels are modern “ultramax” bulk carriers.  The principal advantage of these vessels over other handymax bulk carriers is their dwt cargo carrying capacity and their youth.  All of the Company’s vessels have either four 25-ton or four 30-ton cranes, which is standard for this class of vessel.

In order to determine the market value of the five charters that were assumed in connection with the acquisition of vessels, the Company reviewed charter fixture reports from various industry sources.  In addition, the Company compared the rates for these charters to the rates that it achieved on its other vessels for which it had obtained charters with new charterers.

Exhibit 1 shows the calculation of the asset or deferred revenue on a vessel by vessel basis.

Financial Advisory Fees

6.                                       We note from your revised disclosure that you will record an expense of $5.2 million in the second quarter of 2005 in connection with a fee paid to Kelso and certain non-management affiliates of Eagle Venture pursuant to a financial agreement that you entered into with Kelso.  Please disclose in MD&A and in your notes to the financial statements the nature and terms of this agreement, along with a detail description of the services provided by Kelso in connection with the $5.2 million fee.  See SFAS No. 57 for guidance.

The Company has added disclosure regarding the financial advisory fees in both MD&A and in the financial statements.

Business

7.                                       We suggest that you recast the statement that V.Ships is “the world’s largest provider” as your belief or otherwise delete the phrase.

The Company has revised the disclosure so that the statement is a statement of belief.

8.                                       Please disclose whether any of the international collective bargaining agreements are due to expire within 2 years.

The Company advises the Staff that no collective bargaining agreements are due to expire within two years and has revised the disclosure in the Section “Business—Management of Our Fleet” to reflect this fact.

Management

Board Practices

9.                                      Please revise your disclosure regarding your Audit Committee to provide the information required under Item 401(h) of Regulation S-K.

The Company has conformed its discussion of the Audit Committee to provide the information required by Item 401(h) of Regulation S-K.

Principal Stockholders

Certain Relationships and Related Party Transactions

Eagle Ventures Promissory Note

10.                                 Revise to state, if true, that the terms of the Eagle Ventures Promissory Note are substantially similar to a note negotiated on an arm’s length basis.

The Company had disclosed that the terms of the Eagle Ventures Promissory Notes are at least as favorable as terms it could have obtained in an arm’s length basis from a third party.

Financial Statements

Note 7. Accrued Liabilities

11.                                 We note from your revise disclosure that accrued liabilities related to “Legal Fees” are approximately $498,000, which represent the majority of your total accrued liability balance.

Please see the response to Comment 12.

12.                                 In this regard, please expand the disclosure in Note 7 to explain in further detail the specific nature of the legal costs that make up these accrued legal fees.

The Company has expanded the disclosure in Note 7 to explain in detail the nature of the legal fees accrued.

Note 6.c. Related Party Transactions

13.                                 We note the disclosures that have been added to Note 6 in response to our prior comment number 35 but are still unclear as to the methods and assumptions that will be used to determine the fair value and related compensation expense to be recognized in connection with the profit interests in Eagle Ventures that have been granted to certain members of the Company’s management.  Please tell us and expand the disclosures in the notes to the Company’s financial statements to explain in further detail how compensation expense will be measured and recognized in the Company’s financial statements in connection with these awards.  We may have further comment upon receipt of your response.

The Company has expanded the disclosure in Note 6.c. to explain in further detail how compensation expensed will be measured and recognized in the Company’s financial statements.

Note 9. Subsequent Events (after date of Accountant’s Report-unaudited)

14.                                 We note your response to our prior comment 37.  You state that the Company believes that it has disclosed all significant terms of the charters in the chart under “Business—Our Fleet” and since the Company did not own any vessels at March 31, 2005, the

Company has concluded that no disclosure in the footnotes was necessary.  As we believe the execution of these contracts represents a material subsequent event, we do not agree with your conclusion.  As such, please revise your filing to include a note to your financial statements that discusses the significant terms of these contracts.  Your disclosure should include but not be limited to a discussion describing the service start date, duration, rate, and any other significant terms of these contracts.

The Company has added disclosure of the significant terms of its charters to Note 10.f.

Note 9.a.

15.                                 Please update your disclosure in Note 9.a. to reflect the details related to your purchase of eight vessels versus seven per your current disclosure and the associated borrowings under your existing credit facility as disclosed in your “Summary Consolidated Financial Date” and “Selected Consolidated Financial Data.”  Please revise to clearly disclose the terms of your existing credit facility and the new credit facility you expect to obtain from the Royal Bank of Scotland, plc.

The disclosure in Note 10.a. has been changed to reflect the purchase of eight vessels.  The disclosure of the terms of the existing credit facility in Note 10.a. has been expanded.   In addition Note 10.b. has been expanded to describe the new credit facility in greater detail.

Note 9.b.

16.                                 We note your response to our prior comment 34, but do not believe that your response adequately addressed all of the concerns raised in our prior comment.  As requested in our prior comment, please enhance your note to disclose the rate of interest, maturities, priorities and other material terms as it relates to the $300,000,000 revolving credit facility.  Additionally, please identify assets mortgaged, pledged, or otherwise subject to lien, and disclose the carrying value of the pledged assets, if applicable.  Refer to the requirements of Rule 5-02(22) of Regulation S-X.

The new credit facility in the amount of $330,000,000 is described in detail in Note 10.b.  The disclosure identifies the assets subject to lien.

Other

17.                                 Based on the discussion of your new credit facility included on pages 61 and 62 of the registration statement, it appears that your new credit facility will restrict the Company’s ability to pay dividends.  Please revise the notes to the Company’s financial statements to disclose the significant terms of these dividend restrictions.  Refer to the requirements of Rule 4-08(e) of Regulation S-X.

The disclosure in Note 10.b. has been expanded to include the significant terms of dividend restrictions.

Exhibit 23.2 Consent of Independent Registered Public Accounting Firm

18.                                 We note from your response to our prior comment 38 that you have obtained a revised consent which refers to the report of Ernst & Young LLP dated April 1, 2005.  Please provide us with this consent in your next amendment to this filing.

The revised consent to the report of Ernst & Young has been provided in the amendment.

The Company and the underwriters have determined to distribute the “red herring” for the proposed offering and to commence the road show, with pricing of the offering currently scheduled for June 21, 2005.  Accordingly, we would appreciate any additional comments as soon as possible.

Please feel free to contact the undersigned at (212) 574-1223 or Robert Lustrin at (212) 574-1420 with any questions or comments.

Very truly yours,

SEWARD & KISSEL LLP

by:	/s/ Gary J. Wolfe
Gary J. Wolfe

Enclosures

cc:     Hanna Teshome, Esq.